UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2017

Sunshine Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-36539	30-0831760
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

102 West Baker Street, Plant City, Florida	33563
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (813) 752-6193

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Litigation Relating to the Merger

On November 9, 2017, solely to avoid the costs, risks and uncertainties inherent in litigation and to allow the Sunshine Bancorp, Inc. ("Sunshine") stockholders to vote on the proposal required in connection with the proposed merger with CenterState Bank Corporation ("CenterState") at the Sunshine special meeting of stockholders, Sunshine has agreed to make additional disclosures to supplement the disclosures contained in the proxy statement/prospectus (the "Proxy Statement") filed by Sunshine with the Securities and Exchange Commission (the "SEC") on October 17, 2017 ("Additional Disclosures").  The Additional Disclosures are set forth below and should be read in conjunction with the Proxy Statement.

In exchange for the agreement to make the Additional Disclosures, the plaintiff has agreed to dismiss the lawsuit captioned Stephen Bushansky, On Behalf of Himself and All Others Similarly Situated v. Sunshine Bancorp, Inc., Ray H. Rollystone, Jr., D. William Morrow, Joe E. Newsome, Will Weatherford, William E. Pommerening, Marion M. Smith, W.D. McGinnes, Jr., George Parmer, Kenneth H. Compton, Malcolm Robert Kirschenbaum, James T. Swann, Sal A. Nunziata, John C. Reich, Andrew S. Samuel, Dana S. Kilborne and CenterState Bank Corporation, pending in the Circuit Court of the Thirteenth Judicial Circuit, Hillsborough County, Florida (the "Action"), with prejudice to his individual claims, and without prejudice to the claims of the putative members of the class.  Plaintiff believes that the issuance of the Additional Disclosures will moot the claims set forth in the Action.

As disclosed in the Proxy Statement, the complaint alleges, among other things, that the individual defendants breached their fiduciary duties in connection with the proposed merger by, among other things: agreeing to an allegedly unfair price for the sale of Sunshine; agreeing to protection devices that the plaintiff alleges are impermissible; and approving the transaction notwithstanding alleged conflicts of interest.  The complaint also alleges that CenterState aided and abetted those alleged fiduciary breaches.  The plaintiff also alleges that the Proxy Statement filed in connection with the merger was materially incomplete and misleading.  The plaintiff seeks as relief, among other things, for the court to declare that the defendants have breached their fiduciary duties; to enjoin defendants from proceeding with the merger unless and until Sunshine provides all material information to Sunshine's stockholders and adopts a procedure to obtain a merger agreement providing the best available terms; to award plaintiff fees and expenses; and to grant such other and further relief as the court deems just and proper.

This agreement to make the Additional Disclosures will not affect the merger consideration to be paid to stockholders of Sunshine in connection with the merger between CenterState and Sunshine or the timing of the special meeting of Sunshine's stockholders.

Sunshine and the other defendants, including CenterState, have vigorously denied, and continue to vigorously deny, that they have committed or aided and abetted in the commission of any violation of law or engaged in any of the wrongful acts that were or could have been alleged in the lawsuit, and expressly maintain that, to the extent applicable, they diligently and scrupulously complied with their fiduciary and other legal duties and are entering into the agreement to make the Additional Disclosures solely to eliminate the burden and expense of further litigation, to put the claims that were or could have been asserted to rest, and to avoid any possible delay to the closing of the merger that might arise from further litigation. Nothing in this document shall be deemed an admission of the legal necessity or materiality under any applicable laws for any of the disclosures set forth herein.

SUPPLEMENT TO PROXY STATEMENT/PROSPECTUS

The following information supplements the Proxy Statement and should be read in connection with the Proxy Statement, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. All page references in the information below are to pages in the Proxy Statement, and terms used below have the meanings set forth in the Proxy Statement, unless otherwise defined below. All assumptions, qualifications and limitations contained in the Proxy Statement with respect to the opinion of Sunshine's financial advisor, Hovde Group, LLC ("Hovde"), including those in the Hovde opinion, are hereby incorporated by reference and should be reviewed in connection with this supplement.  Without admitting in any way that the disclosures below are material or otherwise required by law, Sunshine and CenterState make the following supplemental disclosures:

Background of the Merger

The disclosure under the heading "THE MERGER—Background of the Merger" is hereby supplemented by removing the penultimate paragraph on page 58 of the Proxy Statement and replacing it with the following:

CenterState submitted a written non-binding indication of interest letter, dated July 17, 2017, in which it proposed to acquire 100% of the common stock of Sunshine in an all-stock transaction.  Pursuant to the letter of interest, each Sunshine stockholder would receive between $21.58 and $22.08 per share based on a fixed exchange ratio of between 0.87 and 0.89 shares of CenterState common stock for each share of Sunshine common stock (using a CenterState stock price of $24.81 per share).  The indication of interest letter noted CenterState's intent to retain key members of the Sunshine senior leadership team in positions of meaningful responsibility.  While conversations about staffing of the combined entity and integration continued from the date of the indication of interest letter until the date the merger agreement was signed, at the time the board of directors considered the decision to adopt the merger agreement, no decisions had been made regarding plans to retain any key members of the Sunshine senior leadership team with the resulting entity nor had any definitive agreements or written communications concerning continued employment been negotiated or executed.  The indication of interest letter also included an agreement by Sunshine for thirty calendar days from the date of the indication of interest letter (which extended for an additional fifteen days if the parties were still actively pursuing the proposed transaction on the thirtieth day) not to participate in negotiations with or solicit submission of inquiries from third parties or take any action that was intended to adversely affect its ability to enter into a definitive agreement with CenterState.  A draft of a proposed definitive merger agreement was included with the indication of interest letter.

Opinion of Sunshine's Financial Advisor

The disclosure under the heading "THE MERGER—Opinion of Sunshine's Financial Advisor—Income Approach—Discounted Cash Flow Analysis" is hereby supplemented by adding the following disclosure at the end of the second full paragraph on page 71 of the Proxy Statement as follows:

The resulting projected net income numbers used for the analysis are presented on an after-tax basis.

The disclosure under the heading "THE MERGER—Opinion of Sunshine's Financial Advisor—Income Approach—Discounted Cash Flow Analysis" is hereby supplemented by adding the following disclosure at the end of the fourth full paragraph on page 71 of the Proxy Statement as follows:

Hovde used the build-up method to determine Sunshine's equity cost of capital and the discount rate utilized in the cash flow analysis using the assumptions noted below.  In calculating the applicable discount rate, no projected dividends were assumed for Sunshine.

		Source/Comments
Risk Free Rate: Yield to Maturity on 10-yr U.S. Treasury	2.25%	As of 8/9/17
+ Equity Risk Premium (40-year)	4.27%	Geometric average over 40-year period compiled by Duff & Phelps
+ Industry Risk Premium (Commercial Banks)	1.82%	Duff & Phelps: Valuation Handbook – 2016
+ Size Premium (Book Value)	4.65%	Data compiled by Duff & Phelps with average book value of $79 million
Discount Rate	12.99%	Rounded to 13.00%

Range of Discount Rates Applied	11.5% - 14.5%

The disclosure under the heading "THE MERGER—Opinion of Sunshine's Financial Advisor—CenterState Comparable Companies Analysis" is hereby supplemented by replacing the table on the bottom of page 71 with the following:

	Market Cap ($M)	Price/ Tangible Book Value	Price/ LTM EPS	Price/ 2017E EPS	Dividend Yield	YTD/Price Change	Two Year Total Return
CenterState	$1,490.5	247.5%	20.2x	18.0x	0.97%	(1.4)%	81.5%
Comparable Companies:
Minimum	$580.5	158.4%	12.2x	15.2x	―	(15.4)%	18.6%
Median	$1,669.4	223.6%	19.2x	17.4x	1.76%	(4.6)%	40.6%
Maximum	$2,019.5	337.1%	26.2x	20.5x	2.77%	16.0%	90.7%

Forward-Looking Statements

This Current Report on Form 8-K contains statements regarding the proposed merger between CenterState and Sunshine, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about the future expectations, beliefs, goals, plans or prospects of the management of each of CenterState and Sunshine. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "believes," "estimates," "anticipates," "targets," "goals," "projects," "intends," "plans, "seeks," "indicates" and variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical fact. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The closing of the proposed merger is subject to the approval of the stockholders of Sunshine and other customary closing conditions. There is no assurance that such conditions will be met or that the proposed merger will be consummated. If the merger is completed, factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among things: difficulties and delays in integrating CenterState and Sunshine and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; deposit attrition, operating costs, customer loss and business disruption following the merger, including difficulties in maintaining relationships with employees, may be greater than expected; competitive pressures among depository and other financial institutions may increase significantly and have an effect on revenues; the strength of the U.S. economy in general, and of the local economies in which the surviving corporation will operate, may be different than expected, which could result in, among other things, a deterioration in credit quality or a reduced demand for credit and have a negative effect on the combined corporation's loan portfolio and allowance for loan losses; changes in the U.S. legal and regulatory framework; and adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions), which would negatively affect the surviving corporation's business and operating results. For a more complete list and description of such risks and uncertainties, refer to CenterState's Annual Report on Form 10-K for the year ended December 31, 2016, Sunshine's Annual Report on Form 10-K for the year ended December 31, 2016, as well as other filings made by CenterState and Sunshine with the SEC. Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, CenterState and Sunshine disclaim any intention or obligation to update any forward-looking statements, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed merger between CenterState and Sunshine. In connection with the proposed merger, CenterState has filed with the SEC a Registration Statement on Form S-4, which the SEC declared effective on October 13, 2017, and which includes the Proxy Statement.  Sunshine filed the Proxy Statement with the SEC on October 17, 2017.  Sunshine have also delivered the Proxy Statement to its stockholders seeking the required stockholder approval. CenterState and Sunshine urge investors and security holders to read the above-referenced Registration Statement on Form S-4 (including the Proxy Statement) regarding the proposed merger, as well as other documents filed with the SEC, because they contain important information about the proposed merger.  You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov).  You may also obtain these documents, free of charge, from: (i) CenterState's website (www.centerstatebank.com) under the heading "About Us" and then under the heading "Investor Relations" and then under the heading "SEC Filings" and then under the tab "Documents;" (ii) Sunshine upon written request to Sunshine, Attn: Sunshine Investor Relations, 102 West Baker Street, Plant City, Florida 33563; or (iii) Sunshine's website (www.mysunshinebank.com) under the heading "Investor Relations" and then under the heading "SEC Filings" and then under the tab "Documents."

Participants in Solicitation

Sunshine and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Sunshine in connection with the merger. Information about the directors and executive officers of Sunshine and their ownership of Sunshine common stock is set forth in the proxy statement for Sunshine's 2017 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 30, 2017. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNSHINE BANCORP, INC.
Dated: November 9, 2017	By:	/s/ John D. Finley
John D. Finley, Executive Vice President and Chief Financial Officer